Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,507,110.38
Previously Paid Amount	0.00
Total Fee Amount	300.84
Total Offset Amount	0.00
Net Fee	$ 300.84